UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2023

Graphite Bio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40532	84-4867570
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 HASKINS WAY SUITE 210
SOUTH SAN FRANCISCO, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 650 484-0886

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GRPH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Following approval by the Board of Directors (the “Board”) of Graphite Bio, Inc. (the “Company”) on March 10, 2023, the Company entered into retention agreements (the “Retention Agreements”) with certain of members of its senior management team, including its chief executive officer and chief financial officer. The Retention Agreements are designed to retain such executive officers as the Company engages in its process to explore strategic alternatives. The Retention Agreements provide for the payment of a lump sum in cash equal to 50% of the eligible participant’s current annualized base salary, payable upon the earliest of (A) termination by the Company other than for “cause,” as defined in the Retention Agreements, death or disability, (B) resignation for “good reason,” as defined in the Retention Agreements, and (C) February 22, 2024, provided that clauses (A) and (B) above shall be subject to the execution and delivery of an effective release of claims in favor of the Company. In addition, the Retention Agreements provide for (i) the full acceleration of 50% of any outstanding and unvested equity awards granted in 2023 to the eligible participant in the event the eligible participant is terminated by the Company other than for cause or due to death or disability, or the eligible participant resigns from the Company after June 30, 2023, and (ii) an extension of the exercise period for all stock options held by the eligible participant at the time such participant’s employment is terminated until the earlier of (A) 12 months following such termination and (B) the applicable expiration date of the stock option.

The foregoing description of the Retention Agreements does not purport to be complete and is qualified in its entirety by reference to form of retention agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Form of Retention and Severance Agreement
104	Cover Page Interactive Data (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Graphite Bio, Inc.

Date:	March 15, 2023	By:	/s/ Alethia Young
Alethia Young Chief Financial Officer